Filed pursuant to Rule 497(e)
File Nos. 333-72511 and 811-09237

CALAMOS® ADVISORS TRUST

Supplement dated July 23, 2018 to the

CALAMOS® GROWTH AND INCOME PORTFOLIO

Statement of Additional Information dated April 27, 2018

With this supplement, the Statement of Additional Information of Calamos® Advisors Trust (the “Trust”) is updated to reflect new trustee information. Effective July 19, 2018, Lloyd A. Wennlund was elected as trustee of the Trust.

Management

Effective July 19, 2018, the following information is added to the table setting forth information of trustees who are not interested persons of the Trust in the “Management” section of the Statement of Additional Information:

NAME AND YEAR OF BIRTH	POSITION(S) AND LENGTH OF TIME WITH THE TRUST	PORTFOLIOS IN FUND COMPLEX^ OVERSEEN	PRINCIPAL OCCUPATION(S) DURING THE PAST FIVE YEARS AND OTHER DIRECTORSHIPS	EXPERIENCE, QUALIFICATIONS, ATTRIBUTES, SKILLS FOR BOARD MEMBERSHIP
Lloyd A. Wennlund, (1957)	Trustee (since 2018)	24	Expert Affiliate, Bates Group, LLC (since 2018); Executive Vice President, The Northern Trust Company (1989-2017); President and Business Unit Head of Northern Funds and Northern Institutional Funds (1994-2017); Director, Northern Trust Investments (1998-2017); Governor (2004-2017) and Executive Committee member (2011-2017), Investment Company Institute Board of Governors; Member, Securities Industry Financial Markets Association (SIFMA) Advisory Council, Private Client Services Committee and Private Client Steering Group (2006-2017); Board Member, Chicago Advisory Board of the Salvation Army (since 2011)	More than 25 years of experience in the financial services industry; and experience serving on boards of other entities, including other investment companies

^	The Fund Complex consists of Calamos Investment Trust, Calamos Advisors Trust, Calamos Convertible Opportunities and Income Fund, Calamos Convertible and High Income Fund, Calamos Strategic Total Return Fund, Calamos Global Total Return Fund, Calamos Global Dynamic Income Fund, and Calamos Dynamic Convertible and Income Fund.

Committees of the Board of Trustees

Effective July 19, 2018, the section titled “Management — Committees of the Board of Trustees” in the Statement of Additional Information is amended to reflect the following information:

Mr. Wennlund serves on the audit committee, valuation committee and governance committee.

Leadership Structure and Qualifications of the Board of Trustees

Effective July 19, 2018, the fourth paragraph in the section titled “Management — Leadership Structure and Qualifications of the Board of Trustees” in the Statement of Additional Information is amended and restated as follows:

Each of Messrs. Calamos, Neal, Rybak, Timbers and Tripple has served for more than ten years as a trustee of the Trust. In addition, each of Ms. Breen and Messrs. Calamos, Neal, Rybak, Timbers, Tripple, and Wennlund has more than 25 years of experience in the financial services industry. Each of Ms. Breen and Messrs. Calamos, Neal, Rybak, Timbers, Tripple, and Wennlund has experience serving on boards of other entities, including other investment companies. Each of Ms. Breen and Messrs. Calamos, Neal, Rybak and Timbers has earned a Masters of Business Administration degree, and Mr. Tripple has earned a Juris Doctor degree.

Trustee and Officer Compensation

Effective July 19, 2018, the table within the section titled “Management — Compensation of Officers and Trustees” of the Statement of Additional Information is amended and restated as follows:

Name	Aggregate Compensation from the Trust 1/1/17-12/31/17	Total Compensation from Calamos Funds Complex(3) 1/1/17-12/31/17
John P. Calamos, Sr.	$0	$0
Virginia G. Breen	$1,730	$147,500
John E. Neal(1)	$2,239	$173,500
William R. Rybak	$1,850	$157,500
Stephen B. Timbers	$2,211	$193,500
David D. Tripple	$1,850	$157,500
Lloyd A. Wennlund(2)	$0	$0
Mark J. Mickey	$1,801	$150,000

(1)	Includes fees deferred during the relevant period pursuant to a deferred compensation plan. Deferred amounts are treated as though such amounts have been invested and reinvested in shares of one or more of the Funds as selected by the trustee. As of December 31, 2017, the values of the deferred compensation accounts for Mr. Neal was $1,810,250.
(2)	Mr. Wennlund was elected to the Board effective July 19, 2018.
(3)	Consisting of 23 portfolios as of the end of the period indicated.

Share Ownership

Effective July 19, 2018, the similar disclosure within the section titled “Management — Share Ownership” in the Statement of Additional Information is amended and restated as follows:

As a group, the trustees and officers did not beneficially own shares of the Portfolio as of March 31, 2018. The following table shows the dollar range of values of any equity securities “beneficially” owned (within the meaning of that term as defined in Rule 16a-1(a)(2) under the Securities Exchange Act of 1934, as amended (the “1934 Act”) by the trustees of the Trust in the Portfolio, and in the Calamos Fund Complex, as of December 31, 2017, except as noted below.*

NAME OF TRUSTEE	DOLLAR RANGE OF EQUITY SECURITIES BENEFICIALLY OWNED	AGGREGATE DOLLAR RANGE OF EQUITY SECURITIES BENEFICIALLY OWNED IN ALL REGISTERED INVESTMENT COMPANIES OVERSEEN BY TRUSTEE IN THE CALAMOS FUND COMPLEX
John P. Calamos, Sr.(1)	None	Over $100,000
Virginia G. Breen	None	Over $100,000
John Neal	None	Over $100,000
William Rybak	None	Over $100,000
Stephen Timbers	None	Over $100,000
David Tripple	None	Over $100,000
Lloyd A. Wennlund(2)	None	None

(1)	Pursuant to Rule 16a-1(a)(2) of the 1934 Act, John P. Calamos, Sr. may be deemed to have indirect beneficial ownership of Fund shares held by Calamos Investments LLC, its subsidiaries, and its parent companies (Calamos Asset Management, Inc. and Calamos Partners LLC, and its parent company, Calamos Family Partners, Inc.) due to his direct or indirect ownership interest in those entities. As a result, these amounts reflect any holdings of those entities in addition to the individual, personal accounts of John P. Calamos, Sr.
(2)	Mr. Wennlund was elected to the Board effective July 19, 2018.
*	Valuation for all Trustees except Mr. Wennlund is as of December 31, 2017. For Mr. Wennlund, valuation is as of July 19, 2018.

Please retain this supplement for future reference